Exhibit 4.1

WARREN RESOURCES, INC.

W
COMMON STOCK	CUSIP 93564A 10 0

TOTAL AUTHORIZED ISSUE
100,000,000 SHARES PAR VALUE $.0001 EACH

SEE REVERSE FORCERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

_______________IS THE OWNER OF___________________________________________________________________________
fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

WARREN RESOURCES, INC.

SECRETARY	CHIEF EXECUTIVE OFFICER
/s/ DAVID E. FLEMING	/S/ NORMAN F. SWANTON

THIS IS TO CERTIFY THAT COMMON STOCK COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.)

TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

[BACK]

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT–                      Custodian                      (Cust) (Minor) under Uniform Gifts to Minors Act
                                         (State)
UNIF TRF MIN ACT– .                     Custodian (until age........) (Cust)                                          under Uniform Transfers
(Minor) to Minors Act                                          (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto                                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                      attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
Signature

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.